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                                                                    Exhibit 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statement on Form S-3 (No. 333-07575) of Chase Manhattan Bank USA, National Association of our report dated March 15, 2000 appearing as Exhibit 23.1 of this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

New York, New York
March 15, 2000